 AMENDING AGREEMENT

THIS AGREEMENT AMENDING THE AGREEMENT made as of the 25th day of September, 2009, is made as of the 24th  day of March, 2010.

BETWEEN:

BEESTON ENTERPRISES LTD., a Nevada Corporation, having an office at

#122-247 SW Street, Miami, Florida, United States of America   33130

(Hereinafter referred to as “Beeston”)

                                    OF THE FIRSTPART

AND:

MARIPOSA RESOURCES, LTD, a Nevada Corporation, of 11923 SW 37

    Terrace, Miami, Florida 33175

(Hereinafter called “Mariposa”)

OF THE SECOND PART

 WHEREAS:

A.

 The parties hereto entered into an agreement dated as of the 25th day of September, 2009 (the “Option Agreement”) under which Beeston granted Mariposa the right to explore and develop a certain mineral property located in the Clinton Mining Division of British Columbia, Canada and more particularly known and described in the Option Agreement (the “Property”) and if Mariposa so elects, to acquire an undivided 50% interest in and to the Property from Beeston on the terms and subject to the conditions set forth under the Option Agreement.

B.

Mariposa has requested an extension of time for the issue of the 1,000,000 common shares of Mariposa to Beeston (the “Shares”) as provided under sub-paragraph 5.(a) of the Option Agreement.

C.

 Beeston is prepared to extend the date by which Mariposa has to issue the Shares to Beeston in order to comply with sub-paragraph 5.(a) of the Option Agreement, subject to Mariposa agreeing to increase the amount of “Expenditures”, as that term is defined in the Option Agreement, it will incur on “Mining Operations”, as the term is defined in the Option Agreement, to be carried out upon the Property or, alternatively, pay in cash to Beeston in lieu of incurring all or part of such Expenditures.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises, and the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree with each other as follows:

EXTENSION OF TIME PERIOD

1.

The Option Agreement be and it is hereby amended as follows:

(a)  The word “six” in sub-paragraph 5.(a) of the Option Agreement be and it is hereby

deleted and it shall no longer have any force and effect and in its place and stead shall be   inserted the word “nine”.

 INCREASE IN EXPENDITURES AND JOINT VENTURE CONTRIBUTION

2.

The Option Agreement be and it is hereby further amended as follows:

(a)  The amount “ FIFTY THOUSAND DOLLARS ($50,000.00)” in sub-paragraph 5.(b)

of the Option Agreement be and it is hereby deleted and it shall no longer have any force   and effect and in its place and stead shall be inserted the amount “ONE HUNDRED   THOUSAND DOLLARS ($100,000.00)”; and

(b)  The amounts “$250,000” and “$500,000” where ever they are set forth in clause

15.(b)(i) of the Option Agreement be and they are hereby deleted and they shall no   longer have any force and effect and in their place and stead shall be inserted the   amounts “$300,000”and “$600,000”, respectively.

CONFIRMATION AND RATIFICATION

3.

In all other respects, the Option Agreement, as amended hereby, shall remain the same and be of full force and effect and applicable against the parties hereto, and the provisions thereof, as amended hereby, are hereby ratified and confirmed.

ENUREMENT

4.

This agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

ADDITIONAL DOCUMENTS

5.

The parties hereto will execute and deliver all such further documents and instruments, and do all such further acts and things as may be necessary to carry out the full intent and meaning of this agreement and to give effect to the transactions contemplated hereby and in the Option Agreement, as amended hereby.

CAPTIONS

6.

The captions appearing in the agreement are inserted for convenience of reference only and shall not effect the interpretation of this agreement.

COUNTERPARTS

7.

This agreement may be executed in counterpart and all counterparts so executed shall constitute one agreement binding on all parties hereto.  It shall not be necessary for each party to execute the same counterpart hereof.

IN WITNESS WHEREOF this agreement has been executed by the parties hereto as of the day and year first written above.

BEESTON ENTERPRISES LTD.

________________________________

Authorized Signatory

MARIPOSA RESOURCES, LTD.

________________________________

Authorized Signatory

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